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                          [CRAIG SHAFFER LETTERHEAD]

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                                                                   EXHIBIT 23(i)



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We consent to the reference to our firm under the heading "Experts" and to the use of our report dated February 20, 1998 in Amendment No. 3 and Amendment No. 4 to the Registration Statement on Form SB-2 (Registration No. 333-2037), the related Prospectus of United Financial Mortgage Corp., and all amendments thereto.



                                      /s/ Craig Shaffer and Associates, Ltd.
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                                      Craig Shaffer and Associates, Ltd., C.P.A.